                                                                 EXHIBIT a(1)(f)

                                AMENDMENT NO. 5
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        AIM INVESTMENT SECURITIES FUNDS


     This Amendment No. 5 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of September 28, 2001, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds dated as of November 5, 1998, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Unless defined herein, each capitalized term used in this Amendment shall have the meaning given it in the Agreement.

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit I to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 28, 2001.


                                                /s/ ROBERT H. GRAHAM
                                                --------------------------------
                                                Name:   Robert H. Graham
                                                Title:  President

                          EXHIBIT I TO AMENDMENT NO. 5
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS

                                   "SCHEDULE A

                         AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

                               AIM High Yield Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                             AIM High Yield Fund II
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                                 AIM Income Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                        AIM Intermediate Government Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                       AIM Limited Maturity Treasury Fund
                                 Class A Shares
                               Institutional Class

                              AIM Money Market Fund
                                 Class B Shares
                                 Class C Shares
                             AIM Cash Reserve Shares

                             AIM Municipal Bond Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                           AIM Total Return Bond Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares"



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